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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
NFS Financial Corp.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus and proxy statement.

                                          /s/ KPMG Peat Marwick LLP

Boston, Massachusetts

March 20, 1995